UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2012

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(b) The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of Alliant Energy Corporation (the “Company”) on May 17, 2012 are as follows.

1. Election of directors for terms expiring in 2014. Each nominee for director was elected by the following vote:

	For	Withheld	Broker Non-Votes
Patrick E. Allen	74,428,231	2,024,203	15,348,070
Patricia L. Kampling	71,993,496	4,458,938	15,348,070

Election of directors for terms expiring in 2015. Each nominee for director was elected by the following vote:

	For	Withheld	Broker Non-Votes
Ann K. Newhall	71,098,725	5,353,709	15,348,070
Dean C. Oestreich	71,187,242	5,265,193	15,348,070
Carol P. Sanders	71,071,574	5,380,861	15,348,070

2. Advisory vote on approval of the compensation of the Company’s named executive officers. This matter was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
70,024,580	5,148,058	1,279,796	15,348,070

3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012. This matter was approved by the following vote:

For	Against	Abstentions
90,542,177	808,610	449,718

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: May 18, 2012	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President and Chief Financial Officer

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